UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 1, 2021

loanDepot, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40003	85-3948939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

26642 Towne Centre Drive

Foothill Ranch, California 92610

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 337-6888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	LDI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment No. 6 to Credit Suisse Master Repurchase Agreement

On March 1, 2021, loanDepot.com, LLC, a Delaware limited liability company and an indirect, majority-owned subsidiary of loanDepot, Inc. (the “Company”), as seller, entered into Amendment No. 6 (“CS Amendment 6”) to the Master Repurchase Agreement, dated as of March 10, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “CS MRA”) with Credit Suisse First Boston Mortgage Capital LLC, as administrative agent, Credit Suisse AG, a company incorporated in Switzerland, acting through its Cayman Island Branch, as a buyer (“CS AG”), and Alpine Securitization LTD., as a buyer (“Alpine” and together with CS AG, the “Buyers”) pursuant to which the Company may sell to, and later repurchase from, the Buyers certain mortgage loans. The primary purposes of CS Amendment 6 are to (a) add definitions of “GNMA Haircut Amount” and “Simultaneously Funded Early Buyout Loan,” (b) amend certain provisions relating to the initiation of transactions, and remittances, related to Simultaneously Funded Early Buyout Loans, and (c) increase, through March 15, 2021, the maximum facility amount of the CS MRA from $1.5 billion to $2 billion via certain ancillary agreements thereto.

Twenty Third Amendment to TIAA Master Repurchase Agreement and Pricing Letter & Eighth Amendment to the TIAA Sixth Amended and Restated Loan and Security Agreement

On March 2, 2021, the Company entered into (i) as buyer, the Twenty Third Amendment (“TIAA Amendment 23”) to the Master Repurchase Agreement, dated as of March 20, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “TIAA MRA”), and the Pricing Letter, dated as of March 20, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “TIAA” Pricing Letter), in each case with TIAA, FSB, as buyer (“TIAA”) and (ii) as borrower, the Eighth Amendment (“TIAA Amendment 8”) to the Sixth Amended and Restated Loan and Security Agreement, dated November 28, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “TIAA LSA”) with TIAA The primary purpose of TIAA Amendment 23 is to remove references to the TIAA LSA, including to remove amounts borrowed thereunder as a deduction from the Maximum Purchase Amount permitted under the TIAA MRA. The primary purpose of TIAA Amendment 8 is to amend the definition of “Termination Date” to be March 3, 2021.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment No. 6, dated March 1, 2021, by and among Credit Suisse First Boston Mortgage Capital LLC, Credit Suisse AG, a company incorporated in Switzerland, acting through its Cayman Island Branch, Alpine Securitization LTD., and loanDepot.com, LLC to the Master Repurchase Agreement, dated as of March 10, 2017.

10.2	Twenty Third Amendment, dated as of March 2, 2021, by and between TIAA, FSB and loanDepot.com, LLC to the Master Repurchase and the Pricing Letter, dated as of March 20, 2014.

10.3	Eighth Amendment, dated as of March 2, 2021, by and between TIAA, FSB and loanDepot.com, LLC to the Sixth Amended and Restated Loan and Security Agreement, dated November 28, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

loanDepot, Inc.

By:	/s/ Patrick Flanagan
Name: Patrick Flanagan
Title: Chief Financial Officer

Date: March 4, 2021